UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2014 (October 1, 2014)

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FONA, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-54129	41-1683548
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1026 Anaconda Drive, Castle Rock, Colorado 80108

(Address of Principal Executive Office) (Zip Code)

(303) 513-3510

(Registrant’s telephone number, including area code)

2575 Pearl Street, Suite 225, Boulder, Colorado 80302

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement;

Item 1.02

Termination of a Material Definitive Agreement

Item 5.01

Changes in Control of Registrant

Securities Purchase Agreements and Change in Control

On June 6, 2014, Evolutionary Genomics, Inc. (“Evolutionary Genomics”) entered into a Securities Purchase Agreement (the “First SPA”) whereby Michael Friess, the Chairman of the Board, President and Chief Executive of Fona, Inc. (“Fona” or the “Company”), and Sanford Schwartz, member of the Company’s Board of Directors (the “Board”), agreed to sell, and Evolutionary Genomics, agreed to purchase, 366,000 shares of Common Stock from each of Messrs. Friess and Schwartz for an aggregate purchase price consideration of $145,000. The First SPA further gave Evolutionary Genomics an option to purchase an additional 1,611,475 shares of Common Stock from each of Messrs. Friess and Schwartz for an aggregate purchase price consideration of $10,000 (the “Friess-Schwartz Option”).

In conjunction with the First SPA, Evolutionary Genomics entered into a securities purchase agreement with Nick Boosalis, a shareholder of the Company, Desfaire, Inc., a Minnesota corporation and affiliate of Nick Boosalis, and The Boosalis Group, Inc., a Minnesota corporation and also an affiliate of Nick Boosalis, for the purchase of an option to acquire an aggregate of 2,252,233 shares of Common Stock (the “Boosalis Option”).

On October 1, 2014, Evolutionary Genomics entered into a Securities Purchase Agreement (the “Second SPA”) with Michael Friess, Sanford Schwartz, Nick Boosalis, Desfaire, Inc. and The Boosalis Group, Inc., pursuant to which, in consideration of $110,000, Evolutionary Genomics purchased, in the aggregate, 5,475,183 shares (the “Shares”) of the Company’s Common Stock. Mr. Warnecke, the Company’s Chief Financial Officer, Treasurer Secretary and a Director prior to the Second SPA, is the Chief Executive Officer of Evolutionary Genomics and holder of 782,539 shares of the Series B-2 Preferred Stock, representing 64.2% of the issued and outstanding shares of preferred stock of Evolutionary Genomics, and 1,032,780 shares of commons stock, or 26.8% of the issued and outstanding common stock of Evolutionary Genomics.

As a result of the Second SPA, there was a change in control of the Company. Evolutionary Genomics currently owns 5,933,423 shares of the Company’s Common Stock, or 75.16%. The source of the funds for the purchase price for the shares of Common Stock was the working capital of Evolutionary Genomics. Other than the consummation of the Agreement and Plan of Merger dated June 6, 2014 by and among Evolutionary Genomics, EG I, LLC, a Colorado limited liability company, the Company, Fona Merger Sub, Inc., a Delaware corporation and Fona Merger Sub, LLC, a Colorado limited liability company (the “Merger Agreement”), there are no plans or proposals which relate to, or could result in, a further change in control at this time. The Company and the Board may, at any time and from time to time, review or reconsider their position, change their purpose or formulate plans or proposals with respect to a change in control.

Simultaneously with the closing of the Second SPA, and in conjunction with the change in control referenced in the prior paragraph, (i) Virginia Orndorff and Mark Boggess were appointed as directors of the Company by the Board, effective 10 days after an information statement on Schedule 14F-1 is mailed to the Company’s shareholders and (ii) Messrs. Friess and Schwartz’s resigned as directors of the Company, effective immediately.

The information required by Item 5.01(a)(8) of Form 8-K is hereby incorporated by reference from the Form 10-12G filed by the Company on December 10, 2010.

Cancellation of Options

On June 6, 2014, in conjunction with the First SPA, Evolutionary Genomics entered into the Friess-Schwartz Option and the Boosalis Option. On October 1, 2014, as part of the Second SPA, such options were cancelled.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Simultaneously with the closing of the Second SPA, (i) Virginia Orndorff and Mark Boggess were appointed as directors of the Company by the Board, effective 10 days after an information statement on Schedule 14F-1 is mailed to the Company’s shareholders and (ii) Messrs. Friess and Schwartz’s voluntarily resigned as officers and directors of the Company, effective immediately. Their respective resignations were not the result of any disagreement with the Company on any matter relating to its operations, policies (including accounting or financial policies) or practices.

Mr. Friess, the Company’s President and principal executive officer, resigned from such positions on October 1, 2014.

Steve B. Warnecke was appointed Chief Financial Officer, Treasurer, Secretary and member of the board of directors of Fona on June 6, 2014, and became its principal executive officer as President, Chief Executive Officer and Chairman of the Board on October 1, 2014. Mr. Warnecke has served as a member of the board of directors of Evolutionary Genomics since September 2010 and was appointed as Chief Executive Officer in November 2010. Since November 2012, Mr. Warnecke has served part-time roles as Chairman of the Board of Directors and Chief Financial Officer for VetDC, Inc. and Senior Vice President of Children’s Hospital Colorado Foundation and Chairman of Children’s Partners Foundation (supporting Children’s Hospitals and cystic fibrosis research) since November 2011. He also is a member of the Board of Directors of CereScan and Bone Biologics, Inc. Previously, Mr. Warnecke served as Lead Independent Director and Audit Committee Chair for Evolving Systems, Inc. (NASDAQ: EVOL, an international telecom software company) from 2003 to 2011, as Chief Financial Officer of Targeted Medical Pharma, Inc. in 2011, as Chief Financial Officer and member of the Board of Directors for Bacterin International, Inc. (NASDAQ: BONE), a biologics and medical device company from 2008 to 2010, Chief Financial Officer for The Children’s Hospital Foundation from 2003 to 2008, member of the Board of Directors of Emmaus Life Sciences, Inc. in 2011, member of the Board of Directors of Boppy Company from 2005 to 2008, Senior Vice-President of Strategic Planning for First Data/Western Union (NYSE: FDC) from 2001 to 2002 and Chief Financial Officer for Frontier Airlines (former NASDAQ company acquired by Republic Airways) from 1999 to 2001. Mr. Warnecke graduated from the University of Iowa with a BBA in Accounting, Finance and Management and passed the Certified Public Accountant exam in 1979. The Fona board believes Mr. Warnecke is well qualified to serve on the Fona board due to his service on public company boards and financial and accounting background.

Virginia Orndorff was appointed as a director of the Company on October 1, 2014. She has served as a member of the Evolutionary Genomics board of directors since 2000. Since 2012 Ms. Orndorff has served as Chief Executive Officer of SixOne Solutions, LLC, an early-stage oncology company. She also currently serves on Colorado’s State Board of Pharmacy since 2012. She served as Chief Executive Officer and President of Evolutionary Genomics from 2000 to 2010. From 1997 to 2000, Ms. Orndorff served as Vice President then President and Chief Executive Officer of GenoPlex, Inc. of Denver and served as Director of Technology/Business Development of NeXstar Pharmaceuticals, Inc. of Boulder, Colorado, from 1993 to 1997. From 1989 to 1993 she served as the Director of Biotechnology Programs for the Colorado Advanced Technology Institute in Denver. Ms. Orndorff was employed by the Georgia Institute of Technology as Manager of a biotechnology start-up incubator (the Health Science Technology Center) from 1987 to 1989; prior to that for eight years by Genex Corporation of Gaithersburg, Maryland, first as a Laboratory Supervisor then as Manager of Technology Assessment. From 1975 to 1979, Ms. Orndorff had served as a Microbiologist at Stanford Research Institute. She received a BA in Biology from the University of California at Santa Cruz, an MA in Microbiology from California State University at San Jose, and an MBA from Loyola College (where she graduated second in her class). The Fona board believes Ms. Orndorff is well qualified to serve on the Fona board due to her scientific background as well as her experience at both the operational and board levels in several companies.

Mark Boggess, Ph.D. was appointed as a director of the Company on October 1, 2014. He has served as a director of Evolutionary Genomics since 2009. Dr. Boggess has a diverse background in the animal sciences and animal industries. Born and raised on a typical Iowa farm, he served as a swine and beef cattle extension specialist with the University of Idaho in Twin Falls from 1990 to 1994 he was responsible for all swine extension and educational programming and served as the animal breeding resource specialist for the University beef extension team. From 1994 to 2004, Dr. Boggess served as President of Salmon Creek Farms, LLC where was responsible for development of the Salmon Creek Farms Natural Pork program and branded product line, at Independent Meat Company in Twin Falls, ID. From 2004 to 2009, Dr. Boggess assumed the position of Director of Animal Science for the National Pork Board where he was responsible for program direction and industry funding coordination for research in pork quality; nutritional efficiency; sow lifetime productivity; genomics-genetics; alternatives to antimicrobials; production-management systems and bio-technology. Dr. Boggess also served as the National Pork Board liaison for animal science to producers, academia, media, regulators and the National Pork Producers Council and directed numerous pork industry based advisory groups. From 2009 to 2014, Dr. Boggess served as the National Program Leader for Food Animal Production and the National Program Leader for Pasture, Forage and Rangeland Systems for the USDA Agriculture Research Service in Beltsville, Maryland. In this role, Dr. Boggess directed ARS research for diverse programs in genetics and genomics, nutrition, reproductive physiology, animal welfare and meat quality. Dr. Boggess also directed research to improve pasture and rangeland management practices and land-use strategies, improve and restore the ecology of western rangelands and improve the capacity and efficiency of forage based food animal production systems. Currently, Dr. Boggess serves as the Director of the U.S. Dairy Forage Research Center in Madison, WI. The USDFRC is unique in the world in that research programs are fully integrated and include research and expertise in soil science/ecology, forage breeding and management, forage handling and environmental engineering, animal nutrition, animal genetics/genomics, nutrient cycling/waste management, and dairy systems sustainability and management. In this role Dr. Boggess manages and directs the research programs for 21 scientists and approximately 75 support staff. The USDFRC includes two research farms in rural Wisconsin as well as offices and laboratories on the campus of the University of Wisconsin. Dr. Boggess attended Iowa State University receiving a BS degree in Animal Science in 1983. After receiving an MS degree from Cornell University with a major in Animal Breeding in 1985, Dr. Boggess returned to Iowa State University, receiving his PhD in 1990, also in Animal Breeding. The Fona board believes Dr. Boggess is well qualified to serve on the Fona board due to his extensive operational and management background in the animal sciences and animal industries.

Walter Messier, Ph.D. was appointed Secretary and Treasurer of the Company on October 1, 2014. He is a Founder of Evolutionary Genomics and has served as its Chief Technology Officer since 2000 and has served as its Secretary since 2007. Dr. Messier has published in such prestigious scientific journals as Nature, Nature Medicine, Current Biology, and Science. Dr. Messier is recognized as an authority on the use and interpretation of Ka/Ks algorithms. Dr. Messier’s research on the detection of molecular-level positive selection in the primates is well known. In addition to the research programs Dr. Messier developed and spearheads at Evolutionary Genomics, he is currently collaborating with colleagues in several areas, including identification and validation of novel targets for breast cancer therapeutics, identification and validation of novel targets for HIV/AIDS therapeutics, the role of molecular Darwinian selection in human speciation, and creation of more powerful algorithms for the detection of molecular Darwinian selection. Dr. Messier received his Masters of Science from the State University of New York at New Paltz, and his Ph.D. from the University of Albany (State University of New York).

There are no family relationships among the Company’s officers and directors.

None of Fona’s officers and/or directors receives any compensation for their respective services rendered to the Company, nor have they received such compensation since the renewal of the Fona's charter. They have agreed to act without compensation until authorized by the Fona, which is not expected to occur until Fona has generated revenues from operations after consummation of a merger or acquisition. As of the date of this Current Report on Form 8-K, Fona has minimal funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with Fona.

Cautionary Statement Regarding Forward-Looking Information

This report includes “forward-looking statements” that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to in the forward-looking statements. The Company cautions readers not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement. The Company anticipates that subsequent events and developments may cause its views to change. The information contained in this report speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise unless required by law.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Securities Purchase Agreement, dated as of October 1, 2014, by and among 2014 by and among Michael Friess, Sanford Schwartz , Nick Boosalis, Desfaire, Inc., a Minnesota corporation, The Boosalis Group, Inc., a Minnesota corporation and Evolutionary Genomics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FONA, INC.

Dated: October 7, 2014	By:	/s/ Steve B. Warnecke
	Name:	Steve B. Warnecke
	Title:	Chairman of the Board, President and Chief Executive Officer